                                  NINA Summary



                                   DISCLAIMER

Wachovia Securities (WS) has provided this data as an accommodation. By accepting this data, the recipient agrees that WS does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither WS, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by WS.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. WS or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. WS is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.


                                 [COMPANY LOGO]


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

SUMMARY STATISTICS

PRINCIPAL BALANCE                                                $9,808,836.62
    Number of Mortgage Loans                                                67
    Minimum                                                         $49,318.66
    Maximum                                                        $311,706.65
    Average                                                        $146,400.55
ORIGINAL LTV RATIO
    Minimum                                                              40.68%
    Maximum                                                              95.00%
    Weighted Average                                                     86.67%
CURRENT INTEREST RATE
    Minimum                                                              6.500%
    Maximum                                                              9.875%
    Weighted Average                                                     8.074%
FICO SCORE
    Minimum                                                                620
    Maximum                                                                779
    Weighted Average                                                       676
REMAINING TERM
    Minimum                                                                178
    Maximum                                                                359
    Weighted Average                                                       324
PRODUCT TYPE
    Fully Amortizing Fixed Rate Mortgage Loans                           23.68%
    Fully Amortizing Adjustable Rate Mortgage Loans                      62.06%
    Fixed Rate Balloon Mortgage Loans                                    14.26%
LIEN POSITION
    First Lien                                                          100.00%
PROPERTY TYPE
    Single Family Residence                                              71.93%
    PUD                                                                  17.93%
    Multi-Unit                                                            4.28%
    Condo                                                                 5.86%
OCCUPANCY STATUS
    Primary                                                             100.00%
    Investment (Non-Owner Occupied)                                       0.00%
    Secondary                                                             0.00%
    Investment (Owner Occupied)                                           0.00%
GEOGRAPHIC CONCENTRATION (TOP 2)
    Florida                                                              19.63%
    New York                                                             11.33%
    Number of States*                                                       23
    Largest Zip Code Concentration (n/a)                                   n/a
 % OF LOANS WITH PREPAYMENT PENALTIES                                    66.15%
 % OF LOANS WITH MORTGAGE INSURANCE                                      97.03%
*Includes the District of Columbia

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS

PRINCIPAL BALANCE                                                $6,086,745.72
PRODUCT TYPE
    2/28 Mortgage Loan                                                   95.66%
    3/27 Mortgage Loan                                                    4.34%
INDEX TYPE
    6-Month LIBOR                                                       100.00%
GROSS MARGIN
    Minimum                                                              4.000%
    Maximum                                                              7.500%
    Weighted Average                                                     5.414%
MINIMUM INTEREST RATE
    Minimum                                                              6.500%
    Maximum                                                              9.625%
    Weighted Average                                                     7.921%
MAXIMUM INTEREST RATE
    Minimum                                                             13.500%
    Maximum                                                             16.625%
    Weighted Average                                                    14.921%
INITIAL INTEREST RATE CAP
    Minimum                                                              3.000%
    Maximum                                                              3.000%
    Weighted Average                                                     3.000%
PERIODIC INTEREST RATE CAP
    Minimum                                                              1.000%
    Maximum                                                              1.000%
    Weighted Average                                                     1.000%
MONTHS TO ROLL
    Minimum                                                                 21
    Maximum                                                                 35
    Weighted Average                                                        23

NOVASTAR 2002-3
AFC SCHEDULE TO CALL






Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.


        PERIOD          DATE                          AFC WITH FORWARD CURVE                          AFC WITH LIBOR = 20%
        TOTAL                                       TO CALL        TO MATURITY                      TO CALL        TO MATURITY
            0           09/27/02
            1           10/25/02                    5.66%                 5.66%                    18.67%               18.67%
            2           11/25/02                    5.22%                 5.22%                    18.38%               18.38%
            3           12/25/02                    5.32%                 5.32%                    18.65%               18.65%
            4           01/25/03                    5.18%                 5.18%                    18.66%               18.66%
            5           02/25/03                    5.15%                 5.15%                    18.94%               18.94%
            6           03/25/03                    5.51%                 5.51%                    19.63%               19.63%
            7           04/25/03                    5.10%                 5.10%                    19.54%               19.54%
            8           05/25/03                    5.20%                 5.20%                    19.97%               19.97%
            9           06/25/03                    5.16%                 5.16%                    20.19%               20.19%
           10           07/25/03                    5.27%                 5.27%                    20.65%               20.65%
           11           08/25/03                    5.15%                 5.15%                    20.89%               20.89%
           12           09/25/03                    5.32%                 5.32%                    21.26%               21.26%
           13           10/25/03                    5.43%                 5.43%                    21.76%               21.76%
           14           11/25/03                    5.33%                 5.33%                    22.05%               22.05%
           15           12/25/03                    5.68%                 5.68%                    22.56%               22.56%
           16           01/25/04                    5.70%                 5.70%                    21.03%               21.03%
           17           02/25/04                    5.89%                 5.89%                    16.58%               16.58%
           18           03/25/04                    6.35%                 6.35%                    17.14%               17.14%
           19           04/25/04                    6.24%                 6.24%                    12.62%               12.62%
           20           05/25/04                    6.57%                 6.57%                    10.46%               10.46%
           21           06/25/04                    6.44%                 6.44%                    10.37%               10.37%
           22           07/25/04                    6.63%                 6.63%                    10.66%               10.66%
           23           08/25/04                    6.60%                 6.60%                    11.12%               11.12%
           24           09/25/04                    6.65%                 6.65%                    11.23%               11.23%
           25           10/25/04                    7.05%                 7.05%                    11.99%               11.99%
           26           11/25/04                    6.86%                 6.86%                    11.88%               11.88%
           27           12/25/04                    7.11%                 7.11%                    12.21%               12.21%
           28           01/25/05                    7.45%                 7.45%                    13.08%               13.08%
           29           02/25/05                    7.57%                 7.57%                    11.27%               11.27%
           30           03/25/05                    8.35%                 8.35%                    12.20%               12.20%
           31           04/25/05                    7.68%                 7.68%                    10.00%               10.00%
           32           05/25/05                    7.97%                 7.97%                     9.22%                9.22%
           33           06/25/05                    7.72%                 7.72%                     8.93%                8.93%
           34           07/25/05                    8.11%                 8.11%                     9.56%                9.56%
           35           08/25/05                    7.94%                 7.94%                     9.46%                9.46%
           36           09/25/05                    7.94%                 7.94%                     9.46%                9.46%
           37           10/25/05                    8.29%                 8.29%                     9.95%                9.95%
           38           11/25/05                    7.98%                 7.98%                     9.58%                9.58%
           39           12/25/05                    8.25%                 8.25%                     9.89%                9.89%
           40           01/25/06                    8.15%                 8.15%                     9.95%                9.95%
           41           02/25/06                    8.22%                 8.22%                    10.13%               10.13%
           42           03/25/06                    9.10%                 9.10%                    11.20%               11.20%
           43           04/25/06                    8.26%                 8.26%                    10.26%               10.26%
           44           05/25/06                    8.54%                 8.54%                    10.59%               10.59%
           45           06/25/06                    8.26%                 8.26%                    10.24%               10.24%
           46           07/25/06                    8.64%                 8.64%                    10.91%               10.91%
           47           08/25/06                    8.41%                 8.41%                    10.73%               10.73%
           48           09/25/06                    8.40%                 8.40%                    10.72%               10.72%
           49           10/25/06                    8.73%                 8.73%                    11.22%               11.22%
           50           11/25/06                    8.44%                 8.44%                    10.85%               10.85%
           51           12/25/06                    8.72%                 8.72%                    11.20%               11.20%
           52           01/25/07                    8.53%                 8.53%                    11.15%               11.15%
           53           02/25/07                    8.58%                 8.58%                    11.15%               11.15%
           54           03/25/07                    9.49%                 9.49%                    12.33%               12.33%
           55           04/25/07                    8.60%                 8.60%                    11.19%               11.19%
           56           05/25/07                    8.89%                 8.89%                    11.55%               11.55%
           57           06/25/07                    8.59%                 8.59%                    11.16%               11.16%
           58           07/25/07                    8.95%                 8.95%                    11.65%               11.65%
           59           08/25/07                    8.70%                 8.70%                    11.27%               11.27%
           60           09/25/07                    8.69%                 8.69%                    11.26%               11.26%
           61           10/25/07                    9.01%                 9.01%                    11.64%               11.64%
           62           11/25/07                    8.71%                 8.71%                    11.25%               11.25%
           63           12/25/07                    9.00%                 9.00%                    11.61%               11.61%
           64           01/25/08                    8.77%                 8.77%                    11.24%               11.24%
           65           02/25/08                    8.80%                 8.80%                    11.23%               11.23%
           66           03/25/08                    9.40%                 9.40%                    11.99%               11.99%
           67           04/25/08                    8.81%                 8.81%                    11.21%               11.21%
           68           05/25/08                    9.11%                 9.11%                    11.58%               11.58%
           69           06/25/08                    8.81%                 8.81%                    11.20%               11.20%
           70           07/25/08                    9.15%                 9.15%                    11.58%               11.58%
           71           08/25/08                    8.88%                 8.88%                    11.20%               11.20%
           72           09/25/08                    8.88%                 8.88%                    11.20%               11.20%
           73           10/25/08                    9.20%                 9.20%                    11.56%               11.56%
           74           11/25/08                    8.90%                 8.90%                    11.19%               11.19%
           75           12/25/08                    9.20%                 9.20%                    11.56%               11.56%
           76           01/25/09                    8.95%                 8.95%                    11.18%               11.18%
           77           02/25/09                    8.97%                 8.97%                    11.18%               11.18%
           78           03/25/09                    9.93%                 9.93%                    12.37%               12.37%
           79           04/25/09                    8.99%                 8.99%                    11.17%               11.17%
           80           05/25/09                    9.29%                 9.29%                    11.54%               11.54%
           81           06/25/09                    9.00%                 9.00%                    11.17%               11.17%
           82           07/25/09                    9.33%                 9.33%                    11.54%               11.54%
           83           08/25/09                    9.05%                 9.05%                    11.16%               11.16%
           84           09/25/09                    9.06%                 9.06%                    11.16%               11.16%
           85           10/25/09                    9.38%                 9.38%                    11.53%               11.53%
           86           11/25/09                    9.08%                 9.08%                    11.16%               11.16%
           87           12/25/09                    9.38%                 9.38%                    11.53%               11.53%
           88           01/25/10                    9.13%                 9.13%                    11.16%               11.16%
           89           02/25/10                    9.16%                 9.16%                    11.16%               11.16%
           90           03/25/10                   10.14%                10.14%                    12.35%               12.35%
           91           04/25/10                    9.18%                 9.18%                    11.16%               11.16%
           92           05/25/10                    9.49%                 9.49%                    11.53%               11.53%
           93           06/25/10                    9.19%                 9.19%                    11.16%               11.16%
           94           07/25/10                                          9.53%                    11.53%               11.53%
           95           08/25/10                                          9.24%                                         11.16%
           96           09/25/10                                          9.24%                                         11.16%
           97          25-Oct-10                                          9.57%                                         11.54%
           98          25-Nov-10                                          9.26%                                         11.17%
           99          25-Dec-10                                          9.58%                                         11.54%
          100          25-Jan-11                                          9.31%                                         11.17%
          101          25-Feb-11                                          9.33%                                         11.18%
          102          25-Mar-11                                         10.34%                                         12.38%
          103          25-Apr-11                                          9.35%                                         11.19%
          104          25-May-11                                          9.67%                                         11.57%
          105          25-Jun-11                                          9.37%                                         11.20%
          106          25-Jul-11                                          9.71%                                         11.58%
          107          25-Aug-11                                          9.41%                                         11.21%
          108          25-Sep-11                                          9.42%                                         11.22%
          109          25-Oct-11                                          9.76%                                         11.60%
          110          25-Nov-11                                          9.46%                                         11.24%
          111          25-Dec-11                                          9.78%                                         11.62%
          112          25-Jan-12                                          9.51%                                         11.26%
          113          25-Feb-12                                          9.53%                                         11.27%
          114          25-Mar-12                                         10.21%                                         12.06%
          115          25-Apr-12                                          9.57%                                         11.29%
          116          25-May-12                                          9.91%                                         11.68%
          117          25-Jun-12                                          9.60%                                         11.32%
          118          25-Jul-12                                          9.95%                                         11.71%
          119          25-Aug-12                                          9.65%                                         11.35%
          120          25-Sep-12                                          9.67%                                         11.36%
          121          25-Oct-12                                         10.01%                                         11.76%
          122          25-Nov-12                                          9.70%                                         11.39%
          123          25-Dec-12                                         10.05%                                         11.79%
          124          25-Jan-13                                          9.74%                                         11.43%
          125          25-Feb-13                                          9.76%                                         11.45%
          126          25-Mar-13                                         10.83%                                         12.70%
          127          25-Apr-13                                          9.81%                                         11.49%
          128          25-May-13                                         10.16%                                         11.90%
          129          25-Jun-13                                          9.85%                                         11.54%
          130          25-Jul-13                                         10.21%                                         11.95%
          131          25-Aug-13                                          9.91%                                         11.59%
          132          25-Sep-13                                          9.93%                                         11.62%
          133          25-Oct-13                                         10.29%                                         12.03%
          134          25-Nov-13                                          9.99%                                         11.68%
          135          25-Dec-13                                         10.36%                                         12.10%
          136          25-Jan-14                                         10.05%                                         11.74%
          137          25-Feb-14                                         10.09%                                         11.77%
          138          25-Mar-14                                         11.21%                                         13.07%
          139          25-Apr-14                                         10.16%                                         11.85%
          140          25-May-14                                         10.54%                                         12.28%
          141          25-Jun-14                                         10.24%                                         11.93%
          142          25-Jul-14                                         10.62%                                         12.37%
          143          25-Aug-14                                         10.32%                                         12.01%
          144          25-Sep-14                                         10.36%                                         12.06%
          145          25-Oct-14                                         10.76%                                         12.51%
          146          25-Nov-14                                         10.46%                                         12.16%
          147          25-Dec-14                                         10.86%                                         12.62%
          148          25-Jan-15                                         10.56%                                         12.26%
          149          25-Feb-15                                         10.61%                                         12.32%
          150          25-Mar-15                                         11.81%                                         13.71%
          151          25-Apr-15                                         10.73%                                         12.44%
          152          25-May-15                                         11.15%                                         12.93%
          153          25-Jun-15                                         10.86%                                         12.58%
          154          25-Jul-15                                         11.29%                                         13.07%
          155          25-Aug-15                                         10.99%                                         12.72%
          156          25-Sep-15                                         11.07%                                         12.80%
          157          25-Oct-15                                         11.52%                                         13.31%
          158          25-Nov-15                                         11.22%                                         12.97%
          159          25-Dec-15                                         11.69%                                         13.49%
          160          25-Jan-16                                         11.40%                                         13.15%
          161          25-Feb-16                                         11.49%                                         13.25%
          162          25-Mar-16                                         12.38%                                         14.27%
          163          25-Apr-16                                         11.68%                                         13.46%
          164          25-May-16                                         12.18%                                         14.03%
          165          25-Jun-16                                         11.90%                                         13.69%
          166          25-Jul-16                                         12.42%                                         14.28%
          167          25-Aug-16                                         12.14%                                         13.95%
          168          25-Sep-16                                         12.27%                                         14.09%
          169          25-Oct-16                                         12.82%                                         14.71%
          170          25-Nov-16                                         12.55%                                         14.39%
          171          25-Dec-16                                         13.12%                                         15.03%
          172          25-Jan-17                                         12.86%                                         14.72%
          173          25-Feb-17                                         13.02%                                         14.90%
          174          25-Mar-17                                         14.61%                                         16.70%
          175          25-Apr-17                                         13.39%                                         15.29%
          176          25-May-17                                         14.04%                                         16.02%
          177          25-Jun-17                                         13.80%                                         15.73%
          178          25-Jul-17                                         14.49%                                         16.50%
          179          25-Aug-17                                         15.28%                                         17.48%
          180          25-Sep-17                                         15.60%                                         17.82%
          181          25-Oct-17                                         17.82%                                         20.41%
          182          25-Nov-17                                         17.70%                                         20.24%
          183          25-Dec-17                                         18.81%                                         21.46%
          184          25-Jan-18                                         25.32%                                         28.73%
          185          25-Feb-18                                         26.62%                                         30.06%
          186          25-Mar-18                                         31.12%                                         34.95%
          187          25-Apr-18                                         29.82%                                         33.29%
          188          25-May-18                                         32.88%                                         36.44%
          189          25-Jun-18                                         34.18%                                         37.56%
          190          25-Jul-18                                         38.23%                                         41.61%
          191          25-Aug-18                                         40.44%                                         43.49%
          192          25-Sep-18                                         44.72%                                         47.40%
          193          25-Oct-18                                         51.86%                                         53.97%
          194          25-Nov-18                                         57.41%                                         58.36%
          195          25-Dec-18                                         69.65%                                         68.59%
          196          25-Jan-19                                         82.11%                                         77.33%
          197          25-Feb-19                                        105.90%                                         93.14%
          198          25-Mar-19                                        167.08%                                        130.65%
          199          25-Apr-19                                        268.33%                                        162.73%
          200          25-May-19                                       1393.15%                                        275.83%

EXHIBIT
FORWARD LIBOR CURVES

Forward Curves

      [FORWARD CURVE LINE CHART]

 1M L (August 28)     6M L (August 28)
       1.8200             1.8312
       1.8097             1.8129
       1.8089             1.8225
       1.8081             1.8321
       1.8023             1.8995
       1.8222             1.9260
       1.8421             1.9526
       1.9817             2.1382
       2.0143             2.1754
       2.0470             2.2125
       2.2756             2.4726
       2.3166             2.5146
       2.3575             2.5565
       2.6441             2.8501
       2.6861             2.8893
       2.7281             2.9285
       3.0223             3.2028
       3.0577             3.2348
       3.0930             3.2667
       3.3406             3.4902
       3.3682             3.5177
       3.3958             3.5452
       3.5891             3.7375
       3.6156             3.7644
       3.6421             3.7913
       3.8276             3.9798
       3.8541             4.0031
       3.8806             4.0264
       4.0661             4.1894
       4.0854             4.2110
       4.1047             4.2326
       4.2398             4.3835
       4.2618             4.4047
       4.2837             4.4258
       4.4371             4.5736
       4.4582             4.5950
       4.4793             4.6163
       4.6269             4.7659
       4.6486             4.7852
       4.6703             4.8046
       4.8219             4.9402
       4.8359             4.9558
       4.8499             4.9714
       4.9478             5.0805
       4.9656             5.0978
       4.9834             5.1152
       5.1080             5.2367
       5.1240             5.2530
       5.1399             5.2694
       5.2517             5.3836
       5.2677             5.3972
       5.2837             5.4107
       5.3954             5.5053
       5.4059             5.5177
       5.4164             5.5301
       5.4896             5.6168
       5.5033             5.6284
       5.5171             5.6399
       5.6134             5.7208
       5.6222             5.7323
       5.6310             5.7439
       5.6927             5.8248
       5.7064             5.8343
       5.7202             5.8439
       5.8164             5.9110
       5.8214             5.9175
       5.8264             5.9240
       5.8610             5.9694
       5.8687             5.9770
       5.8764             5.9846
       5.9303             6.0379
       5.9375             6.0466
       5.9446             6.0554
       5.9947             6.1166
       6.0046             6.1233
       6.0145             6.1301
       6.0838             6.1775
       6.0871             6.1831
       6.0904             6.1888
       6.1135             6.2283
       6.1212             6.2365
       6.1289             6.2446
       6.1827             6.3019
       6.1910             6.3107
       6.1992             6.3194
       6.2570             6.3806
       6.2658             6.3860
       6.2745             6.3914
       6.3361             6.4289
       6.3378             6.4326
       6.3394             6.4362
       6.3510             6.4619
       6.3565             6.4673
       6.3619             6.4727
       6.4004             6.5102
       6.4054             6.5161
       6.4103             6.5221
       6.4449             6.5636
       6.4515             6.5667
       6.4581             6.5698
       6.5043             6.5915
       6.5037             6.5944
       6.5032             6.5973
       6.4993             6.6173
       6.5045             6.6225
       6.5097             6.6277
       6.5460             6.6639
       6.5513             6.6700
       6.5565             6.6760
       6.5933             6.7186
       6.6004             6.7217
       6.6076             6.7248
       6.6576             6.7466
       6.6565             6.7480
       6.6554             6.7494
       6.6477             6.7593
       6.6515             6.7593
       6.6554             6.7593
       6.6823             6.3832

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.


NOVASTAR 2002-3
AFC SCHEDULE TO CALL

ASSUMES THE FOLLOWING INDICES:
1 ML = 6.80%
6 ML = 6.76

          Period        Date                    L + 500 BPS
          Total                                     AFC

            0           09/27/02
            1           10/25/02                   9.22%
            2           11/25/02                   8.82%
            3           12/25/02                   8.98%
            4           01/25/03                   8.88%
            5           02/25/03                   8.93%
            6           03/25/03                   9.39%
            7           04/25/03                   9.05%
            8           05/25/03                   9.23%
            9           06/25/03                   9.18%
           10           07/25/03                   9.36%
           11           08/25/03                   9.32%
           12           09/25/03                   9.39%
           13           10/25/03                   9.57%
           14           11/25/03                   9.54%
           15           12/25/03                   9.72%
           16           01/25/04                   9.34%
           17           02/25/04                   8.41%
           18           03/25/04                   8.75%
           19           04/25/04                   7.65%
           20           05/25/04                   7.42%
           21           06/25/04                   7.26%
           22           07/25/04                   7.46%
           23           08/25/04                   7.84%
           24           09/25/04                   7.86%
           25           10/25/04                   8.53%
           26           11/25/04                   8.33%
           27           12/25/04                   8.57%
           28           01/25/05                   9.34%
           29           02/25/05                   9.18%
           30           03/25/05                  10.05%
           31           04/25/05                   9.08%
           32           05/25/05                   9.22%
           33           06/25/05                   8.93%
           34           07/25/05                   9.56%
           35           08/25/05                   9.29%
           36           09/25/05                   9.29%
           37           10/25/05                   9.70%
           38           11/25/05                   9.33%
           39           12/25/05                   9.64%
           40           01/25/06                   9.51%
           41           02/25/06                   9.52%
           42           03/25/06                  10.53%
           43           04/25/06                   9.51%
           44           05/25/06                   9.82%
           45           06/25/06                   9.50%
           46           07/25/06                   9.83%
           47           08/25/06                   9.51%
           48           09/25/06                   9.50%
           49           10/25/06                   9.81%
           50           11/25/06                   9.49%
           51           12/25/06                   9.79%
           52           01/25/07                   9.48%
           53           02/25/07                   9.47%
           54           03/25/07                  10.48%
           55           04/25/07                   9.46%
           56           05/25/07                   9.76%
           57           06/25/07                   9.44%
           58           07/25/07                   9.74%
           59           08/25/07                   9.42%
           60           09/25/07                   9.41%
           61           10/25/07                   9.72%
           62           11/25/07                   9.40%
           63           12/25/07                   9.70%
           64           01/25/08                   9.38%
           65           02/25/08                   9.37%
           66           03/25/08                  10.01%
           67           04/25/08                   9.35%
           68           05/25/08                   9.66%
           69           06/25/08                   9.35%
           70           07/25/08                   9.66%
           71           08/25/08                   9.35%
           72           09/25/08                   9.34%
           73           10/25/08                   9.65%
           74           11/25/08                   9.34%
           75           12/25/08                   9.65%
           76           01/25/09                   9.34%
           77           02/25/09                   9.34%
           78           03/25/09                  10.34%
           79           04/25/09                   9.34%
           80           05/25/09                   9.65%
           81           06/25/09                   9.33%
           82           07/25/09                   9.65%
           83           08/25/09                   9.34%
           84           09/25/09                   9.34%
           85           10/25/09                   9.65%
           86           11/25/09                   9.34%
           87           12/25/09                   9.65%
           88           01/25/10                   9.34%
           89           02/25/10                   9.34%
           90           03/25/10                  10.34%
           91           04/25/10                   9.34%
           92           05/25/10                   9.66%
           93           06/25/10                   9.35%
           94           07/25/10                   9.66%

                                                                        WACHOVIA
                                                                      SECURITIES
NOVASTAR 2002-3
AUGUST 27, 2002

ACA STRESS CASE REQUESTS FOR BBB BOND

POOL BALANCE =           $750,000,100


A.
CDR THAT CAUSES THE 1ST DOLLAR OF LOSS AT:

-----------------------------------------------------------------------------------------------------------------------------------
 SCENARIO                                    CDR             $ AMOUNT OF CUM. LOSS             $ LOSS TO M-3              M-3 WAL
-----------------------------------------------------------------------------------------------------------------------------------
 Flat LIBOR and 6% Severity                 11.60                13,195,138.89                    70,138.89                7.8391
 Flat LIBOR and 16% Severity                 3.60                13,155,228.60                    30,228.60                9.2578
 Forward LIBOR and 6% Severity              11.50                13,136,715.02                    11,715.02                7.7840
-----------------------------------------------------------------------------------------------------------------------------------



CUMULATIVE NET LOSS WITHOUT GIVING BENEFIT FOR THE MI

-----------------------------------------------------------------------------------------------------------------------------------
 SCENARIO                                CDR       $ AMOUNT OF CUM. LOSS     LOSS AS % OF ORIG. BAL.     $ LOSS TO M-3     M-3 WAL
-----------------------------------------------------------------------------------------------------------------------------------
 Flat LIBOR and 40% Severity            11.60          87,967,252.36                11.7290%              7,500,000.00      1.6580
 Flat LIBOR and 50% Severity             3.60          41,109,517.30                 5.4813%              7,500,000.00      2.7111
 Forward LIBOR and 40% Severity         11.50          87,577,757.67                11.6770%              7,500,000.00      1.6620
-----------------------------------------------------------------------------------------------------------------------------------


Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them,information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.